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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (Date of earliest event reported): SEPTEMBER 24, 2004


                         HARVEST NATURAL RESOURCES, INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                              1-10762                          77-0196707
 (State or other jurisdiction            (Commission File Number)      (IRS Employer Identification No.)
       of incorporation)


1177 ENCLAVE PARKWAY, SUITE 300                                                    77077
        HOUSTON, TEXAS                                                           (Zip Code)
(Address of principal executive
           offices)

                                               281-899-5700
                                         (Registrant's telephone
                                       number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01 REGULATION FD DISCLOSURE

         Harvest Natural Resources, Inc. (the "Company") wishes to clarify information concerning its growth opportunities in Venezuela. In November, 2003
Harvest Vinccler, C.A. ("Harvest Vinncler"), the Company's 80% owned Venezuelan subsidiary, executed an Memorandum of Understanding with Petroleos de Venezuela, S.A. ("PDVSA") to submit a plan of development under Venezuela's Organic
Hydrocarbon Law for the previously developed Temblador Field and the discovered, yet undeveloped, El Salto Field. Harvest Vinccler is also in discussions with PDVSA for the development of the Isleno Field. The Temblador and El Salto Field technical evaluation has been completed and a proposed plan of development on all three fields was formally submitted in June, 2004. If Harvest Vinccler were granted the rights to develop the Temblador and Isleno Fields, the Company estimates production on a barrel of oil equivalent basis could be between 20,000 to 30,000 barrels a day.

         This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September 24, 2004


                                     HARVEST NATURAL RESOURCES, INC.


                                     By:       /s/ Kerry R.  Brittain
                                        ----------------------------------------
                                                  Kerry R. Brittain
                                         Senior Vice President, General Counsel
                                               and Corporate Secretary


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